Faegre & Benson LLP
                    2200 Norwest Center, 90 South Seventh Street
                          Minneapolis, Minnesota 55402-3901

April 17, 1998


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C.  20549

Attention:  Filing Desk

        Re:      ND Holdings, Inc. Definitive Proxy Materials
                 File No. 0-25958

Ladies and Gentlemen:

     On behalf of ND Holdings, Inc. (the "Company"), pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), there are hereby transmitted for filing, pursuant to the Electronic Data Gathering, Analysis and Retrieval System, a definitive copy of the Letter to Stockholders, Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy with respect to the Annual Meeting of Stockholders of the Company scheduled to be held on May 22, 1998, together with a copy of the cover page required by Rule 14a-6(m). Copies of the definitive proxy materials are scheduled to be mailed on or about April 17, 1998 to all stockholders of record on April 17, 1998. There is no filing fee for this filing, pursuant to Rule 14a-6(i) under the Exchange Act.

     By copy of this letter and pursuant to Rule 14a-3(c) under the Exchange Act, seven copies of the Company's 1997 Annual Report to Stockholders are being sent to you solely for your information. The financial statements in the 1997 Annual Report to Stockholders do not reflect a change from the preceding year in any accounting principles or practices or in the method of applying any such principles or practices.

     By copy of this letter, I am sending three copies of the Company's 1997 Annual Report to Stockholders to The Nasdaq Stock Market, by reason of the quotation of the Company's Common Stock on OTC Bulletin Board, and am requesting that they confirm such filing by stamping the enclosed copy of this letter and returning it to me in the enclosed self-addressed, stamped envelope.

                                              Very truly yours,

                                              /s/ Douglas Miller

                                              Douglas Miller
DM
Enclosures
cc:  The Nasdaq Stock Market
     Nasdaq Regulatory Filings
     1735 K Street, N.W.
     Washington, DC 20006-1500
     Attn:  Mr. Larry Kopp


                                         SCHEDULE 14A
                                       (Rule 14a-101)
                            INFORMATION REQUIRED IN PROXY STATEMENT

                                 SCHEDULE 14A INFORMATION
                       Proxy Statement Pursuant to Section 14(a) of the
                              Securities Exchange Act of 1934
                                       (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                    ND HOLDINGS, INC.
                     ------------------------------------------------
                     (Name of Registrant as Specified In Its Charter)

                     ------------------------------------------------
                      (Name of Person(s) Filing Proxy Statement, if
                               other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules
        14a-6(i)(4) and 0-11.

     1)     Title of each class of securities to which transaction applies:

     2)     Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     4)     Proposed maximum aggregate value of transaction:

     5)     Total fee paid:

[ ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount Previously Paid:

     2)     Form, Schedule or Registration Statement No.:

     3)     Filing Party:

     4)     Date Filed:


April 17, 1998




Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held at the International Inn, 1505 N. Broadway, Minot, North Dakota, commencing at 10:00 a.m., local time, on Friday, May 22, 1998.

     The Secretary's Notice of Annual Meeting and the Proxy Statement which follow describe the matters to come before the meeting. During the meeting, we will also review the activities of the past year and items of general interest about the Company.

     We hope that you will be able to attend the meeting in person and we look forward to seeing you. Please mark, date and sign the enclosed Proxy and return it in the accompanying envelope as quickly as possible, even if you plan to attend the Annual Meeting. You may revoke the Proxy and vote in person at the time if you so desire.

                              Sincerely,


                              /s/
                              Robert E. Walstad
                              President


                                   ND Holdings, Inc.
                                     1 North Main
                              Minot, North Dakota  58703

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD May 22, 1998


Notice is hereby given that the Annual Meeting of the Shareholders of ND Holdings, Inc. (the "Company"), will be on Friday, May 22, 1998, at 10:00 a.m. local time at the International Inn, 1505 N. Broadway, Minot, North Dakota, for the following purposes:

1.  To elect seven directors for terms of one year;

2. To ratify the appointment of Brady, Martz and Associates, P.C., Certified Public Accountants, as the Independent Auditors for the Company for the year ending December 31, 1998; and

3. To transact any other business which may properly come before the Meeting or any adjournments thereof.

Only Shareholders of record on the close of business on April 17, 1998, are entitled to vote at the Meeting or any adjournments thereof.

Enclosed are a copy of the Company's Annual Report to Shareholders for the year ended December 31, 1997, your proxy and the Company's Proxy Statement.

If you are unable to be present at the meeting in person, please mark, date, sign, and return the enclosed proxy in the stamped, self-addressed envelope.

                              By Order of the Board of Directors

                              Jacqueline L. Picken
                              Secretary
Minot, North Dakota
April 17, 1998
                         IMPORTANT

YOUR PROXY AND RETURN ENVELOPE ARE ENCLOSED WITH THIS NOTICE. IN ORDER TO ASSURE A QUORUM FOR THE TRANSACTION OF BUSINESS AT THE MEETING, EACH SHAREHOLDER IS ASKED TO SIGN AND RETURN HIS OR HER PROXY IN THE ENCLOSED ENVELOPE. EVERY PROXY IS IMPORTANT, WHETHER YOU OWN A FEW OR MANY SHARES. PLEASE DO IT TODAY.



                                ND HOLDINGS, INC.


                                PROXY STATEMENT
                                     FOR
                       ANNUAL MEETING OF SHAREHOLDERS



     The enclosed proxy is being solicited by the Board of Directors of ND Holdings, Inc., a North Dakota corporation, (the "Company") for use in connection with the Annual Meeting of Shareholders on May 22, 1998 at 10:00 a.m. local time (the "Meeting"), at the International Inn, 1505 N. Broadway, Minot North Dakota and at any adjournment thereof. Only Shareholders of record as of the close of business on April 17, 1998 (the "Record Date") will be entitled to vote at the Meeting or adjournment. When the accompanying proxy is properly executed and returned, the shares it represents will be voted at the Meeting in the manner specified.

     ANY PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED BY WRITTEN NOTICE MAILED OR DELIVERED TO THE SECRETARY, BY A RECEIPT OF A PROXY PROPERLY SIGNED AND DATED SUBSEQUENT TO AN EARLIER PROXY AND BY REVOCATION OF A WRITTEN PROXY BY REQUEST IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS. IF NOT SO REVOKED, THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY FORM.

     The address of the principal executive office of the Company is 1 North Main, Minot, North Dakota 58703. This Proxy Statement and the Board of Directors' form of proxy are being mailed to Shareholders on or about April
17, 1998. Concurrently with the mailing of this Statement, the Company is furnishing to Shareholders its Annual Report for its fiscal year ended December 31, 1997.

     The Company is bearing all costs of soliciting proxies and expressly reserves the right to solicit proxies otherwise than by mail. The solicitation of proxies by mail may be followed by telephone, telegraph, facsimile or other personal solicitations of certain Shareholders and brokers by one or more of the Directors, by Officers or by employees of the Company. The Company may make requests to trusts, banks and brokers or other similar agents or fiduciaries for the voting instructions of beneficial owners and reimburse the expenses incurred by such agents or fiduciaries in obtaining such instructions. As of the date of this mailing, however, the Company has not made any contracts or arrangements for such solicitations; hence, it cannot identify any parties or estimate the cost of such solicitation.

     As of April 17, 1998, the Company had outstanding 8,153,187 shares of common stock, with each share being entitled to one vote, except for the election of directors when Shareholders are entitled to cumulate their votes. Representation of a majority of the Company's shares outstanding on such date, either in person or by proxy, constitutes a quorum for the Meeting. When a quorum is present, the vote by the holders of a majority of the shares present and entitled to vote at the Meeting shall decide the proposals to be voted upon at the Meeting. A shareholder voting through a proxy who abstains with respect to a certain proposal is considered to be present and entitled to vote on such proposal at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on a certain proposal shall not be considered present and entitled to vote on such proposal.












SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of March 31, 1998, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock of the Company, each director, each executive officer named in the Summary Compensation Table on page 5, and all executive officers and directors as a group. At March 31, 1998 there were 8,139,187 shares of Common Stock, no par value, issued and outstanding.

NAME OF BENEFICIAL             OWNER AMOUNT AND NATURE OR        PERCENTAGE OF
OR IDENTITY OF GROUP           BENEFICIAL OWNERSHIP (1)          OUTSTANDING
                                                                 SHARES
Robert E. Walstad
   Minot, North Dakota 58703        819,147 (2)                     9.1%
Vance A. Castleman                  150,000 (3)                     1.8
Daniel L. Feist                      23,100 (4)                     *
Lyle E. McLain                       20,573 (5)                     *
Peter A. Quist                       67,100 (6)                     *
Myron Thompson                      130,500                         1.60
Richard H. Walstad                   20,597 (7)                     *
Executive officers and
directors as a group
(8 persons)                       1,293,133 (8)                     14.4


* Less than 1%.

(1) Unless otherwise indicated in the footnotes to this table, the listed beneficial owner has sole voting power and investment power with respect to such shares.

(2) Of these shares, 5,527 are held in Mr. Walstad's 401(k) account, 10,000 are held by Mr. Walstad's son and 2,420 are held by Mr. Walstad's wife. Includes 700,200 shares covered by currently exercisable warrants of which 700,000 are held by Mr. Walstad and 200 are held by Mr. Walstad's wife.

(3) Of these shares, 140,375 are held as tenants in common with Mr. Castleman's wife, 5,075 are held in an IRA for Mr. Castleman and 4,550 are held in an IRA for Mr. Castleman's wife.

(4) Includes 11,000 shares covered by currently exercisable warrants held by Mr. Feist.

(5) Of these shares, 3,210 are held as joint tenants with Mr. McLain's wife, 3,023 are held in an IRA for Mr. McLain, 1,000 are held by Mr. McLain's wife, 160 shares are held by Mr. McLain's wife as custodian under the North Dakota Uniform Gifts to Minors Act and 3,080 are held in an IRA for Mr. McLain's wife. Includes 10,100 shares covered by currently exercisable warrants held as joint tenants with Mr. McLain's wife.

(6) Includes 55,000 shares covered by currently exercisable warrants held by Mr. Quist.

(7) Of these shares, 6,667 are held by Mr. Walstad's wife and 12,100 are held by a company owned by Mr. Walstad. Includes 11,300 shares covered by currently exercisable warrants, of which 10,300 are held by Mr. Walstad and 1,000 are held by Mr. Walstad's company.

(8)     Includes 822,079 shares covered by currently exercisable warrants.


DIRECTORS & EXECUTIVE OFFICERS

     ELECTION OF DIRECTORS

     The Directors have voted to nominate seven (7) Directors for election to hold office for a one year term until the next Annual Meeting of Shareholders or until their successors are elected and qualified. Each of the following nominees has consented to serve as a Director of the Company for a one year term. All of the nominees are currently Directors of the Company. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect the seven nominees named below. In case any nominee is not a candidate for any reason, the proxies named in the enclosed form of proxy may vote for a substitute nominee in their discretion.

     Following is certain information regarding the nominees for the office of director:

                                   Term of Office               Positions and
                                     with the                    Offices with
      Name               Age         Company                     the Company
Vance A. Castleman       54      3-25-94 to Present                Director
Daniel L. Feist          65      5-04-88 to Present                Director
Lyle E. McLain           64      5-04-88 to Present                Director
Peter A. Quist           64      5-04-88 to Present       Vice President and Director
Myron D. Thompson        53      3-20-98 to Present                Director
Robert E. Walstad        53      9-22-87 to Present          President and Director
Richard H. Walstad       59      5-04-88 to Present                Director

     The Company's Articles of Incorporation allow cumulative voting only under the following procedure:

     Each Shareholder entitled to vote for Directors has the right to cumulate those votes in the election of Directors by giving written notice of such intent to any Officer of the Corporation before the Annual Meeting or the presiding Officer at the Annual Meeting at any time before the election of Directors, in which case:

1. The presiding Officer at the Meeting shall announce, before the election of Directors, that Shareholders may cumulate their votes; and

2. Each Shareholder shall cumulate those votes either by casting for one candidate the number of votes equal to the number of Directors to be elected multiplied by the number of votes represented by the shares entitled to vote, or by distributing all of those votes on the same principle among any number of candidates.

     Therefore, unless the above-described procedure is implemented, the holders of a majority of the Company's shares could elect all of the Directors. It is expected that the proxies received by the Directors' nominees will be voted, except to the extent that authority is withheld on any proxy as to all of one or more individuals, to elect as Directors the following nominees, whose principal occupations during the past five (5) years, Directorships and certain other affiliations and information are set forth below:

Vance C. Castleman - Real Estate Developer (1979 - Present); Former Director, Minot Area Development Corporation; Former Commissioner, Ward county Planning Commission; Committee Member, Souris Basin Revolving Loan Fund; President and CEO of Inn-Vestments, Inc., which owns and operates five Choice Hotels International Franchises in Montana, Idaho, Colorado and Arizona;

Daniel L. Feist - Contractor (1955 - Present); Real Estate Broker (1963 - Present); Former Director, First Bank, Minot; Director, Investors Real Estate Trust (1985 - Present);

Lyle E. McLain - Farmer (1950 - Present); Director, Former Chairman, Farm Credit Banks, 7th Dist., St. Paul, Minnesota; Director, Excel Manufacturing Co. (1986 - Present); President North Dakota Elk Growers Association (1997 - Present);

Peter A. Quist - Vice President and Director of ND Holdings, Inc. (1988 - Present); ND Tax-Free Fund, Inc. (1988 - Present), Montana Tax-Free Fund, Inc. (1993 - Present), and Integrity Fund of Funds, Inc. (1994 - Present); Vice President, Secretary, and Director of ND Money Management, Inc., ND Capital, Inc. (1988 - Present), and ND Resources, Inc. (1989 - Present); Vice President and Secretary of South Dakota Tax-Free Fund, Inc. (1993 - Present); Currently a licensed North Dakota attorney; Former North Dakota Securities Commissioner (1983-1988); Vice President, Secretary and Director of Ranson Capital Corporation (1996 - Present); Vice President and Secretary of Ranson Managed Portfolios (1996 - Present); Vice President, Secretary, and Director of The Ranson Company, Inc. (1996-1997)

Myron D. Thompson - President and Director of Food Management Investors, Inc., aka FMI, Inc., (1990 - Present); President and Director, Applebees' of North Dakota (1990 - Present); President and Director, Labor Ready of Minnesota /North Dakota (1989 to Present).

Robert E. Walstad - President and Director of ND Holdings, Inc. (1987 - Present); President, Treasurer and Director of ND Tax-Free Fund, Inc. (1988
- Present), ND Money Management, Inc. (1988 - Present), ND Insured Income Fund, Inc. (1990 - Present), Montana Tax-Free Fund, Inc. (1993 - Present), South Dakota Tax-Free Fund, Inc. (1993 - Present), and Integrity Fund of Funds, Inc. (1994 - Present); President, ND Resources, Inc. (1989 - Present), President, CEO, Treasurer, and Director of The Ranson Company, Inc. (1996 - 1997); Associated with Securities Industry as an NASD licensed registered representative (1972 - Present); President , Treasurer and Trustee of
Ranson Managed Portfolios (1996 - Present)

Richard H. Walstad - Chairman of the Board/Owner, Cook Sign Co. of Fargo (1978 - Present); Treasurer and Past Chairman, Fargo Cass County Economic Development Corp., Fargo; Director, Community First Bank, Fargo; Director, Dakota Certified Development Corp.

     FAMILY RELATIONSHIPS

     Richard H. Walstad, a Director of the Company, is the brother of Robert
E. Walstad, the President and a Director of the Company. None of the other Directors is related to any other Director or to any executive officer of the Company.

     COMMITTEES OF THE BOARD OF DIRECTORS AND MEETING ATTENDANCE

     During the fiscal year ended December 31, 1997, four (4) regular meetings of the Board of Directors were held. All Directors attended at least 75% of the meetings.

     During the fiscal year ended December 31, 1997, the Company did not have standing Compensation and Nominating Committees of the Board of Directors. However, during fiscal 1997 the Company formed an Audit Committee. The Company's Audit Committee presently consists of Lyle McLain and Robert Walstad. No member of the Audit Committee will receive any additional compensation for his service as a member of that Committee. The Audit Committee is responsible for providing assurance that financial disclosures made by Management reasonably portray the Company's financial condition, results of operations, plan and long-term commitments. To accomplish this, the Audit Committee oversees the external audit coverage, including the annual nomination of the independent public accountants, reviews accounting policies and policy decisions, reviews the financial statements, including interim financial statements and annual financial statements, together with auditor's opinions, inquires about the existence and substance of any significant accounting accruals, reserves or estimates made by Management, meets privately with the independent public accountants to discuss all pertinent matters and reports to the Board of Directors regarding its activities.

     DIRECTOR COMPENSATION

     Directors (other than employees who are also Directors) receive cash compensation of $450 per meeting attended. In addition, they are reimbursed for their expenses associated with attendance at meetings or otherwise incurred in connection with the discharge of their duties as directors of the Company.

     EXECUTIVE OFFICERS

     The Executive Officers of the Company include Robert E. Walstad, whose biography appears on page 4 of the director nominees as set forth above, as well as Shannon Radke. Mr. Radke, who is 31 years of age, has been Vice President and Chief Operating Officer of ND Holdings from December 1997 to present as well as Treasurer of ND Resources, Inc., from 1996 to present and Operations Manager of ND Resources, Inc. from 1993 to present.

     EXECUTIVE COMPENSATION

     The following table sets forth information with respect to all annual and long term compensation provided to the Company's Chief Executive Officer ("CEO"). None of the Company's other executive officers received remuneration in excess of $100,000.

                                     SUMMARY COMPENSATION TABLE

                                        ANNUAL COMPENSATION
                                   ------------------------------

          Name and                            Salary       Bonus
      Principal Position           Year         ($)          ($)

      Robert E. Walstad,           1995       52,000       27,991(1)
      Chairman, President          1996       60,000       10,836(1)
      and CEO                      1997       60,000       35,929(1)

(1) Reflects compensation paid under an incentive compensation arrangement between Mr. Walstad and the Company, pursuant to which Mr. Walstad receives, in addition to his base salary and other regular employment benefits, additional compensation equal to two basis points on the first $100 million of assets under management annualized and one basis point on assets in excess of $100 million and standard commissions based on sales of securities.

                             AGGREGATE OPTION/WARRANT
                           EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/WARRANT VALUES

     The purpose of the following table is to report exercises of stock options by the Named Executive Officers during 1997 and the value of their unexercised stock options as of December 31, 1997.

                                                        Number of Unexercised            Value of Unexercised
                        Shares                           Options/warrants at                In-The-Money
                       Acquired        Value               Fiscal Year-End                Options/warrants
                                                                                        at Fiscal Year-End (1)
                     -------------------------------------------------------------------------------------------
Name                 on Exercise     Realized       Exercisable    Unexercisable    Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------
Robert E. Walstad        --             --           700,200(2)         --          $135,663.75         --
----------------------------------------------------------------------------------------------------------------

(1) Value is based on a share price of $1.84375 which was the closing bid price for a share of Common Stock on the OTC Bulletin Board on December 31, 1997, minus the exercise price.

(2)     Includes warrants held by Mr. Walstad's wife for 200 shares of Common
Stock.


     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Directors and executive officers are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Company and written representations from the Company's directors and executive officers, all Section 16(a) filing requirements were met for the fiscal year ended December 31, 1997, except as noted below. Richard J. Backes, Vance A. Castleman, Daniel L. Feist, Dan Korgel, Lyle E. McLain, Jacqueline L. Picken, Peter A. Quist, Richard H. Walstad and Robert E. Walstad, all directors or officers of the Company at the time, each failed to file a Form 3 which was due on or before August 29, 1996. In addition, Shannon Radke, officer of the Company, failed to file a Form 3 which was due on or before December 22, 1997. These failures have not been remedied by the subsequent filing of a Form 5 disclosing the information required to be filed on the Form 3. The Company has been advised that the individuals named above are taking steps to make all necessary filings.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT

     The firm of Brady, Martz & Associates, P.C. has been the auditor for the Company since the Company's inception in September 1987. The Board of Directors again has selected Brady, Martz & Associates, P.C to serve as the Company's independent auditor for the year ending December 31, 1998, subject to ratification by the shareholders. While it is not required to do so, the Board of Directors is submitting the selection of that firm for ratification to ascertain the view of the shareholders. If the selection is not ratified, the Board of Directors will reconsider its selection. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to ratify the appointment of Brady, Martz & Associates, P.C as independent auditor for the Company for the year ending December 31, 1998.

     A representative of Brady, Martz & Associates, P.C will be present at the Annual Meeting of Shareholders and will be afforded an opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions during the meeting.





OTHER MATTERS

     The Company's Management is not aware of the other matters which may come before the Meeting. The proxies named in the accompanying form of proxy will vote said proxy in accordance with their judgment if any other matter does properly come before the Meeting.

     A copy of the Annual Report to Shareholders is enclosed with this Proxy
Statement.   Copies of the Company's 10-KSB Annual Report are available upon request, by contacting Jacqueline L. Picken at the Company at 1 North Main, Minot, ND 58703.

1998 ANNUAL MEETING

     Qualifying shareholders may submit proposals that are consistent with the Company's Bylaws and federal securities laws to the Company for inclusion in the Company's proxy material relating to the 1999 Annual Meeting. The Company must receive such proposals at its principal executive office no later than December 18, 1998.

                              BY THE BOARD OF DIRECTORS

                              Jacqueline L. Picken, Secretary

Dated:  April 17, 1998

                                ND HOLDINGS, INC.
                         Annual Meeting of Shareholders
                                  May 22, 1998
             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby constitutes and appoints Robert E. Walstad or Peter
A. Quist or either of them acting in the absence of the other, with full power of substitution, to act as attorneys and proxies of the undersigned to vote all shares of capital stock of the Company that the undersigned is entitled to vote at the Annual Meeting of the Shareholders of ND Holdings, Inc. (the "Meeting"), to be held May 22, 1998, at 10:00 a.m., at the International Inn at 1505 N. Broadway, Minot, ND, and at any and all adjournments and postponements thereof.

ITEM 1. The election as Directors of all nominees listed below (except as marked to the contrary).

              Nominees: Vance A. Castleman, Daniel L. Feist, Lyle E. McLain, Peter A. Quist, Myron D. Thompson, Robert E. Walstad, Richard H. Walstad

                            FOR   [ ]     WITHHOLD AUTHORITY   [ ]

INSTRUCTION:  To withhold authority to vote for any individual nominee(s), write that nominee's name below:

              ------------------------------------------------------------

ITEM 2. The ratification of the appointment of Brady, Martz & Associates, P.C., Certified Public Accountants, as the Company's Independent Auditors for the next fiscal year.

                            FOR   [ ]      AGAINST [ ]      ABSTAIN [ ]

ITEM 3. In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. (PLEASE DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED STAMPED ENVELOPE.)

The undersigned acknowledges receipt from the Company, before execution of this
proxy:   (1) Annual Report to Shareholders, (2) Notice of the Meeting and
(3) Proxy Statement for the Meeting.




                                        X
                                         -----------------------------------
                                         Signature

                                        X
                                         -----------------------------------
                                         Signature, if held jointly

                                        X
                                         -----------------------------------
                                         Title (if Applicable)

Date                , 1998

Please sign exactly as name(s) appear(s) to the left. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.